Investor Presentation – December 2020 Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in U.S. or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including under the heading “Risk Factors” in such Annual Report on Form 10-K as well as in Byline’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 . Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Management team has extensive in-market experience with a track record of building shareholder value Highly accomplished and experienced Board Demonstrated acquisition ability, having closed and integrated 3 whole bank acquisitions and 1 leasing transaction, since 2014 Insider Ownership of 37.36% Supplement Growth through Acquisitions Small bank market remains fragmented Focus on targets with assets between $250mm and $2b in the Chicago and Milwaukee MSAs Total Acquired Loans and Leases Total Originated Loans and Leases The Byline Difference Source: Company Management and S&P Global Market Intelligence. Note: All data and figures as of September 30, 2020, unless otherwise stated. a leading commercial banking franchise deposits, deposits, deposits diversified commercial lending platform transparent & executable growth strategy strong liquidity profile and capital 1 3 4 5 6 57 full service branch locations #2 SBA lender in the United States #1 Lender in Illinois and Wisconsin The only Publicly Traded Bank in Chicago from $5b - $17b in assets Core deposits represent 88.9% $84.4mm deposits per branch for 3Q20 Growth driven primarily by Commercial Banking Experienced lenders coupled with local decision making ($mm) Current Mix ($4.8bn) Cost of Deposits (%) seasoned management team & board of directors Average Years in Banking Management Board of Directors 2 1 2 Capitalize and grow strong deposit franchise Quality deposit franchise and stable funding Small businesses represent low cost source of deposits Drive Organic Loan Growth Relationship banking orientation Successfully attracting experienced bankers Capitalize on SMB market opportunity Access to $2.6 billion of liquidity available from FHLB Chicago, Fed Funds lines, unencumbered securities and the Discount Window Loan / Deposit ratio of 91.96% 3 Byline Q3 2020 Capital Position 69% Commercial 25 37

A Leading Chicago Commercial Banking Franchise Financial Highlights ($mm) Size Loan & Deposit Profitability (4) Source: Company Management and S&P Global Market Intelligence. All data and figures as of September 30, 2020, unless otherwise stated. Ratios annualized (recalculated as an annual rate) where applicable. (1) Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Represents the sum of Commercial & Industrial Loans + Owner Occupied CRE Loans + Leases divided by Total Loans and Leases. Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income. For the three months ended September 30, 2020 Full service commercially-oriented community bank serving business and retail customers in the Chicago metropolitan area $207 million recapitalization during 2013, the largest recap in Chicago in 25 years Accelerating Value Creation Company Overview $6,497 Total Assets $4,375 Total Loans $4,810 Total Deposits $610 Tangible Common Equity Commercial Loans / Loans NIB Deposits / Total Deposits 3.60% Net Interest Margin 52.43% Adj. Efficiency Ratio 29.37% NII / Total Revenue 2.12% Pre-tax Pre-Provision Return on Average Assets 0.81% Adj. Return on Average Assets 7.6% CAGR 69.4%

The Byline Franchise Size Customer and Market Focus $4.8 billion in total deposits 57 branch locations Serves small businesses and consumers within branch footprint Offers traditional retail deposit products through branch network and online and mobile banking platforms $2.3 billion loan portfolio Serves business owners, small and middle market clients and well-capitalized sponsors Lending specialties: commercial real estate, commercial & industrial, commercial deposits & treasury management $595.1 million loan portfolio $2.1 billion servicing portfolio #2 SBA lender in the U.S. #1 in Illinois and Wisconsin, #3 in Indiana Dedicated underwriting, servicing, portfolio management and workout staff with specialized expertise in U.S. government guaranteed loans Source: Company Management. Note: All data and figures as of September 30, 2020, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Retail Banking Commercial Banking Small Business Capital

Size Customer and Market Focus $200.1 million lease portfolio Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries served: healthcare, manufacturing, technology, specialty vehicles, energy efficiency $307.1 million loan portfolio Lower middle market focus Provides senior debt secured financing to PE-backed middle market companies with EBITDA between $2-$10 million Average senior funded leverage of 2.46x EBITDA 29 portfolio companies $557.9 million in assets under management 6 wealth management advisors Investment management and trust services High net worth clients in Chicago Metropolitan area Source: Company Management. Note: All data and figures as of September 30, 2020, unless otherwise stated. Diversified product set with abilities to scale business lines both in-market and nationwide Small Ticket Equipment Leasing Sponsor Finance Wealth Management The Byline Franchise (continued)

Drive Organic Loan Growth Deliver Improved Profitability Strengthen Franchise through Acquisitions Top tier talent with local decision making Capitalize on market opportunities due to recent consolidation and the CRE concentration limitations of other banks Leverage infrastructure to keep expense growth below revenue growth Optimize branch network to improve efficiencies Expand market share in key areas (current and adjacent) Focus on targets with strong deposit base and significant market growth opportunities Capitalize on Strong Deposit Franchise Quality of our deposit franchise and access to stable funding Small businesses with low cost deposits drive growth Progress Report on Growth Strategies and Key Performance Indicators Commentary Key Performance Indicators NIB deposits consistently represent approximately 30% of total deposits Average cost of deposits decreased to 0.22% in 3Q20 compared to 0.36% in 2Q20 27% growth in originated loan portfolio during 2019 Successfully attracting experienced bankers to grow market share Adjusted efficiency ratio(1) improved to 58.53% in 2019 vs. 59.68% in 2018 Announced the 4Q20 consolidation of 20% of branch network as a result of customer behavior and efficiencies Acquisition of First Evanston closed at end of May 2018 Acquisition of Oak Park River Forest Bankshares closed at end of April 2019 Source: Company Management. Considered a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the Appendix. Returning Capital to Shareholders Increasing profitability resulting in strong internal capital generation Balanced approach to capital allocation helps to effectively manage capital position New two-year 1.25 million share repurchase program announced on December 10, 2020 Initiation of $0.03/share quarterly cash dividend in December 2019

Adjusted Pre-Tax Pre-Provision Net Income and ROAA(1) ($ in millions) Adjusted Pre-Tax Pre-Provision Net Income and ROAA represent non-GAAP financial measures. See “Non-GAAP Reconciliation” in the appendix. Adjusted PTPP Net Income and ROAA(1) returning to pre-COVID performance Improved performance driven by successful execution of our stated strategy Improving loan production Improving noninterest income Strong expense management Operating Leverage Analysis 3Q19 3Q20 Percentage Change Total Revenue $72.6 $75.8 4.4% Adjusted non-interest expense $44.3 $41.7 (5.9%) Efficiency Ratio 59.8% 52.5% 730 bps

Consistent Progress in Strategic Branch Consolidation ($ in millions) Third significant branch consolidation since recap in 2013 11 branches identified for consolidation at the end of 2020; approximately 20% of current branch network Annualized estimated cost savings of $4.3 million ~25% of cost savings to be redeployed into further investment in digital banking platform and renovation/upgrading of other retail branches Estimated one-time charge of $5.9 million; including $696,000 recognized during 3Q20 related to salaries and benefit expenses Pro forma branch consolidation impact on 3Q20 deposits / branch increasing to $104.6 million Retail Branch Count *Pro forma to reflect planned 4Q20 branch consolidation. Deposits per Branch

Areas of Focus Support existing customer relationships and manage credit risk given the environment Drive organic loan growth and relationship banking strategy Maintain disciplined expense management Continue to invest in technology and the franchise Execute our strategy and capitalize on market opportunities

Positioned to Manage Through the COVID-19 Environment

COVID-19 Response and PPP Program Note: PPP Data as of September 30, 2020, PPP Forgiveness data as of December 9, 2020. Represents sectors with less than 5% of the PPP portfolio. A phased-in return to the workplace 70- 80% WFH through end of year ~70% of all locations remain open with access to drive-up and lobby appointment service Funded over $635 million of PPP loans by processing over 3,700 applications; began processing forgiveness applications at the end of August >$245 million of PPP loans currently in various stages of forgiveness; SBA approvals and cash payments began in October Assisted our clients by processing ~1,800 payment deferrals since March 2020; active deferrals down to <1% as of November 30 Actively supporting community organizations and participating in local programs and initiatives PPP by Industry PPP Loan Production Details Over 3,700 Applications Processed $635 million PPP Loans Funded $169,000 Average Loan Balance 49% # of Loans < $50,000 Over 56,000 Jobs Retained

Loan and Lease Deferral Update (ex. Govt. Guaranteed) – As of Nov. 30, 2020 Active Second Deferrals by Industry Note: Data as of November 30, 2020 unless specified otherwise. Due to rounding, amounts may not calculate precisely. Represents sectors with less than 5% of the total portfolio. Excludes PPP loans, as of November 30, 2020 Business Unit $Balance (millions) as of 9/30/20 $Balance (millions) as of 11/30/20 % of Portfolio(2) Commercial Banking $23.0 $21.3 0.57% Consumer Loans 1.9 0.1 0.00% Government Guaranteed Lending 1.1 10.8 0.29% Leasing 1.8 1.5 0.04% Total $27.9 $33.7 0.90% Robust second deferral process subject to full credit underwriting and approval process for up to an additional 90 days 78% of loan balances are secured with real estate collateral WA LTV of loans secured by commercial real estate at 68% Primarily owner-occupied commercial real estate (1) Overview of Deferrals Majority of modifications were made in April and May of 2020 with an initial duration of 90 days Deferrals granted for government guaranteed loans are generally for 6 months Cumulative loans and leases that received a deferral this year related to COVID-19 - $631.8 million or 16.9% of the total portfolio(2) As of November 30, 2020, of the $33.7 million currently on deferral: 48 loans for $14.4 million remain on the first deferral 42 loans for $19.4 million were granted a second deferral Active Deferrals Overview of Second Deferrals

Select COVID-19 Industries ($ in millions) Total loan and lease portfolio (excluding PPP) stood at $3.8 billion as of September 30, 2020; Aggregate exposure to select COVID-19 industries ~ 9.9% of portfolio Restaurants represent the largest exposures at $133.9 million or 3.6% of total loans and leases, down from $141.7 million or 3.8% of total loans and leases at June 30, 2020 Hotel exposure at $47.3 million, down $10.4 million compared to June 30, 2020 Note: Excludes PPP loans. $371.89.9% Remaining Loan and Lease Portfolio $3,722.9 90.2%

Hotels Portfolio Characteristics Balance: $47.3 million Conventional: $27.4 million Leasing: $507,000 SBA: $19.4 million Guaranteed: $86,000 Average loan: $570,000 Largest loan: $10.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $1.9 million / 4% Restaurants Portfolio Characteristics Balance: $133.9 million Conventional: $64.4 million Leasing: $3.1 million SBA: $66.4 million Guaranteed: $10.2 million Average loan: $207,000 Largest loan: $3.8 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $2.3 million / 2% Active SBA subsidy: $11.0 million / 8% Amusement Portfolio Characteristics Balance: $47.9 million Conventional: $20.6 million Leasing: $1.7 million SBA: $25.7 million Guaranteed: $3.8 million Average loan: $266,000 Largest loan: $5.6 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $3.7 million / 8% Active SBA subsidy: $5.2 million / 11% Note: Data as of September 30, 2020. (1) Excludes SBA 7(a) loans that have or are currently receiving CARES Act subsidy payments. Select COVID-19 Industries Detail ($ in millions)

Religious/Non-Profit/Civic Portfolio Characteristics Balance: $40.6 million Conventional: $28.4 million Leasing: $1.6 million SBA: $10.6 million Guaranteed: $545,000 Average loan: $180,000 Largest loan: $7.4 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $333,000 / 1% Active SBA subsidy: None Nursing Homes Portfolio Characteristics Balance: $49.9 million Conventional: $42.0 million Leasing: $937,000 SBA: $6.9 million Guaranteed: $397,000 Average loan: $978,000 Largest loan: $14.7 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $204,000 / < 1% Trucking/Transportation Portfolio Characteristics Balance: $40.1 million Conventional: $34.0 million Leasing: $2.5 million SBA: $3.7 million Guaranteed: $549,000 Average loan: $248,000 Largest loan: $4.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $32,000 / < 1% Active SBA subsidy: $197,000 / < 1% Select COVID-19 Industries Detail (Continued) ($ in millions) Note: Data as of September 30, 2020. (1) Excludes SBA 7(a) loans that have or are currently receiving CARES Act subsidy payments.

Third Quarter 2020 Financial Review

Third Quarter 2020 Summary Balance Sheet Significant Increase in PTPP(1) While Managing Through a Challenging Environment Credit Management Total loan deferrals declined to 0.8% of total loans and leases compared to 14.6% at 2Q20 NPLs and NPAs remain relatively stable at 0.99% and 0.79%, respectively Continued reserve build with ALLL increasing to 1.40%, or 1.63% ex- PPP loans, from 1.17% and 1.36% in 2Q20 ALLL + AAA / loans and leases increasing to 1.79%, or 2.08% ex- PPP, from 1.60% and 1.86% in 2Q20 Capital and Liquidity Strong capital levels with a CET1 ratio of 12.55% and total RBC ratio of 16.67% increasing 22 bps and 80 bps for the quarter Tangible book value per common share of $15.81 compared to $15.47 in 2Q20 Strong liquidity position with $2.6 billion in total funding availability at September 30, 2020 Completed additional issuance of $25.0 million in sub debt to further strengthen capital position Continued quarterly dividend of $0.03 per share Pre-Tax Pre-Provision Net Income, represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Net income of $13.1 million, or $0.34 per diluted share, compared to $9.1 million, or $0.24 per diluted share, in 2Q20 PTPP (1) of $34.1 million, up from $28.4 million in 2Q20 ROAA of 0.81% up from 0.59% in 2Q20; Pre-tax pre-provision ROAA(1) of 2.12% up from 1.85% in 2Q20 Reduction in deposit costs helping to offset net interest margin pressure Average cost of deposits declined 14 bps to 0.22% in 3Q20 Record level of government guaranteed loan production and gain on loan sale income Net gain on loan sales increased to $12.7 million from $6.5 million in 2Q20 Efficiency ratio of 52.47%, compared to 53.70% in 2Q20 Strategic consolidation of 11 branches to drive further efficiency improvements in 2021 Total assets increased by $103.8 million, or 1.6% from 2Q20 Total loans and leases remained relatively flat to prior quarter Strong government guaranteed originations and conventional commercial loan pipeline build Non-interest bearing deposits remain at 35% of total deposits in 3Q20 Total deposits declined to $4.8 billion driven by continued runoff of higher cost deposits and seasonal tax payments

Loan and Lease Trends ($ in millions) Loan & Lease Originations and Payoffs(1) Loans by Segment Originated and Acquired Loan & Lease Portfolio Total loans and leases were $4.4 billion at 3Q20, comparable to the prior quarter Originated portfolio increased by $41.0 million Growth in commercial loans and equipment leasing offset by runoff in residential real estate portfolio Acquired portfolio decreased by $57.7 million Utilization of credit lines decreased by $167.2 million Payoff activity increased by $21.7 million versus 2Q20 $107.1 million in 3Q20 compared to $85.4 million in 2Q20 Line usage decreased to 57.2% in 3Q20 from 58.5% in 2Q20 (1) Excludes PPP Loans. Loans by Rate Type⁽¹⁾

Government-Guaranteed Lending ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans #2 SBA 7(a) lender in the United States #1 SBA lender in Illinois and Wisconsin; #3 SBA lender in Indiana Servicing $2.1 billion in government guaranteed loans Under the CARES Act, SBA 7(a) loans fully disbursed by September 27 receive 6 months of principal and interest payments from the SBA ~$327 million received 6 months of payments through September (~avg. loan size $210,000) Serviced Loan Sector Concentration Represents sectors with less than 5% of the total portfolio. Excludes PPP Loans. Total SBC Closed Loan Commitments (1) September 30, 2020 $ Balance (millions) % of Portfolio(2) Unguaranteed $362.6 9.7% Guaranteed 71.7 1.9% Total SBA 7(a) Loans $434.3 11.6% Unguaranteed $33.4 0.9% Guaranteed 55.3 1.5% Total USDA Loans $88.7 2.4%

Total deposits decreased $148.2 million to $4.8 billion Some outflow due to seasonal impact of tax payments Continued run-off of higher cost deposits Continued improvement in deposit mix with time deposits declining to 16.8% of total deposits from 18.7% in 2Q20 Total deposit costs decreased 14 basis points from prior quarter Interest bearing deposit costs decreased 20 basis points from prior quarter Deposit Trends ($ in millions) Average Non-Interest Bearing Deposits Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest margin decreased 11 basis points to 3.60% from 2Q20 Excluding accretion income, net interest margin declined 15 basis points from 2Q20 Decline in earning asset yields due continued loan repricing, full quarter impact of lower-yielding PPP loans Higher borrowing costs due to issuance of subordinated debt Offset by decline in cost of deposits Yield on loans and leases excluding PPP of 5.06% Average cost of deposits for month of September down to 18 bps compared to 22 bps for 3Q20 $201.4 million of CDs maturing in 4Q20 with an average rate of 0.72% Net Interest Margin Drivers of NIM Change NIM, Yields, and Costs

Total Non-Interest Income Non-Interest Income Trends ($ in millions) Non-interest income increased $9.5 million from 2Q20 Higher net gains on sales of loans Increase in loan servicing asset revaluation Increase in customer activity driving higher bank fees $1.0 million in net gains on securities sales Volume Sold and Average Net Premiums Net Gains on Sales of Loans Government Guaranteed Loan Sales $121.2 million of loan sales in 3Q20, compared to $78.7 million in 2Q20 Strong investor demand in secondary market drove increase in net premiums

Non-Interest Expense Trends ($ in millions) Non-interest expenses was $41.7 million, up from $37.0 million in 2Q20 Higher salaries and employee benefits due to deferred costs related to PPP loan originations in prior quarter $696,000 in charges related to planned branch consolidation recognized in 3Q20 Increase in loan related expenses due to strong quarter of government-guaranteed loan production Disciplined expense management of $41.7 million of adjusted non-interest expense(1) versus $44.3 million in 3Q19; a 5.8% decrease y-o-y Efficiency ratio of 52.47% improved from 53.70% in prior quarter, due to higher revenue Non-interest expense / average assets improved to 2.59% from 3.32% in 3Q19 Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1)

Asset Quality Trends ($ in millions) Non-performing assets to total assets remained stable at 0.79% NPLs/ Total Loans & Leases increased by 7 bps to 0.99% in 3Q20 from 0.92% in 2Q20 NPLs/ Total Loans & Leases (excluding government guaranteed) increased to 0.90% in 3Q20 from 0.84% in 2Q20 Other real estate owned decreased by $0.5 million during the quarter NCOs/ average loans and leases decreased to 53 bps in 3Q20 from 57 bps in 2Q20 ALLL/Loans and Leases increased to 1.40% in 3Q20 compared to 1.17% in 2Q20 Excluding PPP loans, ALLL/Loans and Leases was 1.63% and NPLs/Loans and Leases was 1.15% in 3Q20 Acquisition accounting adjustments (AAA) on acquired loans decreased to $17.1 million versus $19.3 million in the prior quarter NPLs / Total Loans & Leases Loss Absorbency 1.40% 1.17% 2.08% 1.86%

Project Sox Offer Migration Strong Liquidity and Capital Position Liquidity Position and Funding Profile Strong Capital Base Access to $2.6 billion of liquidity available Loan / Deposit ratio of 91.96% $87.5 million of cash at the holding company at 3Q20 CET1 of 12.55% and Total Capital Ratio of 16.67% Excess CET1 capital above conservation buffer of $252.0 million Raised an additional $25.0 million of subordinated debt during 3Q20 $794.7 million total stockholders equity TCE / TA(1) was 9.64% for 3Q20 and 10.70% excluding PPP Common dividend of $0.03 per share for the quarter No share repurchases for the quarter Regulatory Capital Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Appendix

Select COVID-19 Industries: Loan and Lease Pool by Industry ($ in thousands) Note: Data as of September 30, 2020.

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) (1) Projections are updated quarterly, assumes no prepayments and are subject to change. Accretion as a Percentage of Total Revenue

PPP Impact on 3Q20 Financials At or for the Three Months Ended 9/30/20 Gross PPP Loans $635.4 million Average PPP Loans, net $619.0 million Average Borrowings Under PPPLF $449.7 million PPP Interest and Processing Fee Income $3.5 million PPPLF Interest Expense $0.4 million Average Loan Yield excluding PPP 5.06% PPP Deferred Loan Fee $17.5 million PPP Deferred Cost $4.4 million

Key Transaction Highlights Announced Pro Forma Financial Impact Expanded to Evanston market with #2 deposit market share in the city Provided low-cost core deposit base with 36% DDA Added strong commercial banking team Further diversified revenue with addition of Trust & Wealth Management business 14.5% EPS accretion in 2019(1) TBV per share dilution earnback of 3.3 years(2) Credit mark: (1.1% of loans) Transaction Pricing Strengthening the Byline Franchise through Accretive Transactions $40.0 million transaction value 1.65x TCE / 6.1% core deposit premium Expanded Byline’s footprint to the attractive sub-markets of Oak Park and River Forest Provided stable, low-cost deposit base with deposit beta of 2% (4Q16-2Q18) Efficient branches with average deposits of ~$100 million per branch 5.5% EPS accretion(1) TBV per share dilution earnback of 3.3 years(2) Credit mark: (2.5% of loans) Excludes one-time merger-related expenses. Earnback calculated using the cross over method. Growth Added ~$1.0 billion in total deposits Added ~$900 million in total loans Provided increased scale to enhance efficiencies Added ~$300 million in total deposits Added ~$250 million in total loans Minimal execution risk given relative size $178.6 million transaction value 1.7x TCE / 9.1% core deposit premium Closed May 31, 2018 Closed April 30, 2019 $105.0 million transaction value Pricing: 1.81x TCE / 8.3x earnings Diversified revenues by adding significant non-interest income and asset origination capabilities Created the 6th largest SBA originator in the U.S. and #1 in Illinois and Wisconsin Leveraged Byline’s strong core deposit funding base Accelerated the reversal of Byline’s valuation allowance on its deferred tax asset Not publicly disclosed Added ~$352 million in total deposits Added ~$363 million in total loans Opportunity to leverage SBA and USDA lending infrastructure through branch network Closed October 14, 2016

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)